(Loss) earnings per Common Share	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
(Loss) earnings per Common Share

10.   (Loss) earnings per Common Share

The Company calculates basic (loss) earnings per share in conformity with the two-class method required for companies with participating securities. The Company considered its Series G Convertible Preferred Shares to be participating securities as the holders are entitled to receive dividends on as-converted basis in the event that dividends are declared and paid on the Company’s common shares. The Company calculates diluted (loss) earnings per share using the most dilutive of the two-class method and the treasury stock method.

Under the two-class method, basic (loss) earnings per share is calculated by dividing the net (loss) income by the weighted-average number of common shares outstanding during the period, less shares subject to repurchase. Diluted (loss) earnings per share is computed by giving effect to all potentially dilutive common share equivalents outstanding for the period.

The two-class method requires income available to common stockholders for the period to be allocated between common stock and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. Any remaining earnings would be distributed to the holders of common stock and the holders of the Series G Convertible Preferred Shares on a pro-rata basis assuming conversion of all Series G Convertible Preferred Shares into common shares. This participating security does not contractually require the holders of such shares to participate in the Company’s losses. As such, net losses for the periods presented were not allocated to the Company’s participating security.

The following table sets forth the computation of basic and diluted earnings (loss) per share: